                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                 B.H.I.T. Inc.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________






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                      NOTICE OF SPECIAL MEETING IN LIEU OF
                        ANNUAL MEETING OF STOCKHOLDERS OF
                                  B.H.I.T. INC.
                      FORMERLY BANYAN HOTEL INVESTMENT FUND
                            TO BE HELD APRIL __, 2000

To the Stockholders of B.H.I.T. Inc.

NOTICE IS HEREBY GIVEN that a Special Meeting in lieu of the Annual Meeting of Stockholders of B.H.I.T. Inc. (the "Company") will be held on April __, 2000, at 10:00 A.M., local time, at __________________for the following purposes:

1. To elect four (4) directors to hold office until the next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;

2. To consider and vote upon a proposal to amend and restate the Company's Certificate of Incorporation to eliminate provisions principally relating to the Company's former status as a REIT, and which will limit the number of shares of the Company's Common Stock which may be acquired by any Stockholder of the Company;

3. To consider and vote upon a proposal to amend and restate the By-Laws of the Company to eliminate provisions principally relating to the Company's former status as a REIT;

4. To consider and vote upon a proposal to sell the Company's 50% interest in Metro Franchising Commissary, LLC; to Harvey Polly, President and CEO of the Company; and

5. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

Only stockholders of record at the close of business on ________ __, 2000 are entitled to vote at the Meeting or any adjournments thereof.

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.


                                       By Order of the Board of Directors,

                                                   Celia Zisfein
                                                     Secretary

__________, 2000



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                                PROXY STATEMENT
                                 B.H.I.T. INC.
                     FORMERLY BANYAN HOTEL INVESTMENT FUND
                   SPECIAL MEETING IN LIEU OF ANNUAL MEETING
                                OF STOCKHOLDERS
                            TO BE HELD APRIL __, 2000


This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of B.H.I.T. Inc. (the "Company") for use at the Meeting of Stockholders to be held on April __, 2000, at __________, New
York, New York, including any adjournment or adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Meeting. The Company has not had a meeting of Stockholders since 1993.

Management intends to mail this proxy statement and accompanying form of proxy to stockholders on or about March __, 2000.

Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Meeting and voting in person.

The address and telephone number of the principal executive offices of the Company are:

875 Avenue of the Americas, Suite 1808
New York, New York 10001
(212) 736-7880

                      OUTSTANDING STOCK AND VOTING RIGHTS

Only stockholders of record at the close of business on _______ __, 2000 (the "Record Date") are entitled to notice of and to vote at the Meeting. As of the Record Date, there were issued and outstanding 12,403,565 shares of the Company's common stock, $.01 par value per share (the "Common Stock"), the Company's only class of voting securities. Each share entitles the holder to one vote on each matter submitted to a vote at the Meeting.

                               VOTING PROCEDURES

The Directors will be elected by the affirmative vote of a plurality of the shares of Common Stock, present in person or represented by proxy at the Meeting, provided a quorum exists. A quorum is present if, as of the Record Date, at least a majority of the outstanding shares of Common Stock are present in person or by proxy at the Meeting. The proposal to amend and restate the Company's Certificate of Incorporation will be approved

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upon receiving the affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date. The proposal to amend and restate the By-Laws of the Company will be approved upon receiving the affirmative vote of a plurality of the shares of Common Stock, present in person or represented by proxy at the Meeting. The proposal to sell the Company's 50% interest in Metro Franchising Commissary LLC will be approved upon receiving the affirmative vote of the holders of a majority of the shares present and voting at the Meeting (not including the shares owned by Mr. Polly, his wife and Sheltering Palms Foundation). All other matters at the Meeting will be decided by the affirmative vote of the holders of a majority of shares of Common Stock with respect thereto, provided a quorum exists. It is currently anticipated that votes will be counted and certified by an Inspector of Election who is currently expected to be an employee of the Company or its legal counsel. In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the Meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the Meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated. Because of the requirement for an absolute majority of the outstanding Common Stock to approve the proposal amending and restating the Certificate of Incorporation, broker non-votes will also have the same effect as a vote "against" the proposal amending and restating the Certificate of Incorporation. Broker non-votes will, however, have no legal effect on the vote on any other particular matter which requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Meeting.

The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders will be borne by the Company. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and such persons may be reimbursed for their expenses by the Company. Proxies may also be solicited by directors, officers or employees of the Company in person or by telephone,

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telegram or other means. No additional compensation will be paid to such individuals for these services.


                             ELECTION OF DIRECTORS


At this year's Meeting, four (4) directors will be elected to hold office for a term expiring at the Annual Meeting of Stockholders to be held in the year 2001. Each director will be elected to serve until a successor is elected and qualified or until the director's earlier resignation or removal.

At this year's Meeting, the proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a Proxy specifies that it is not to be voted in favor of a nominee for directors. In the event any of the nominees listed below shall be unable to serve, it is intended that the Proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below, each of whom has been a director since 1995, has indicated to the Board of Directors of the Company that he or she will be available to serve.

    Name                                      Position
    ----                                      --------
Harvey Polly                                  President, Chief Executive Officer
                                              and Director

Morton I. Kalb                                Vice President, Chief Financial
                                              Officer and Director

Willis G. Ryckman, III                        Director

Leo Yarfitz                                   Director


Harvey Polly, age 71, is a Director, President and Chief Executive officer of the Company. Mr. Polly also serves as Chief Executive Officer and a stockholder of H/R Industries, Inc. H/R Industries, Inc. is essentially a personal holding company which was formed in 1984 under the name Helena Rubinstein, Inc., and was engaged from 1984 until 1988 in various aspects of the cosmetic business. In 1988, the name of the corporation was changed to Elite Industries, Ltd., and in 1990 the name was changed to H/R Industries, Inc. Mr. Polly has been involved in the railroad business for approximately twenty five years. In 1973, he founded and became a major stockholder in Emons Industries, Inc., which was formed on the basis of the acquisition of the Maryland and Pennsylvania Railroad Company. Since the founding of Emons Industries, Inc., Mr. Polly has been involved in the railroad freight car business. Mr. Polly has been, since 1975, Chief Executive Officer and a stockholder of Railway Freight Car Service, Inc., which is involved in the railroad boxcar leasing business. In 1994 and 1995, Mr. Polly was Chairman of CAGY Industries, Inc., the publicly held holding





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company for the Columbus and Greenville Railway, the Chattooga and Chicamauga
Railway and the Redmont Railway and was the largest stockholder with approximately 40% of the outstanding shares of common stock. Mr. Polly sold his shares and resigned from the Board effective February 16, 1995. From 1988 to 1997, he has served on the Board of Directors of the Delaware Otsego Corp., which was a publicly held corporation that operated the New York Susquehanna and Western Railroad. In prior years, Mr. Polly was also a stockholder and heavily involved in the operations of the Louisiana Midland Railroad. He is also presently a stockholder and officer of SLF of Martin County, Inc., a real estate development company. From 1987 to 1990, he was a principal shareholder, Chief Executive Officer and Director of Hanover Bank of Florida, a publicly held corporation.

Morton I. Kalb, age 66, is a Director, Vice President and Chief Financial Officer of the Company. Mr. Kalb has served as Vice President and Chief Financial Officer of the Company since 1995. Mr. Kalb served as Vice President of H/R Industries, Inc. since July 1984. Mr. Kalb is also a Certified Public Accountant.

Willis G. Ryckman, age 54, is a Director of the Company. Mr. Ryckman has served as Chairman of the Board of Directors of Tri-Tech Labs since August 1990. From December 1966 through August 1990, Mr. Ryckman was Senior Vice President of Manufacturers Hanover Trust Company.

Leo Yarfitz, age 83, is a Director of the Company. Mr. Yarfitz has been a financial consultant with Sterling Management of Florida since June 1990. From October 1987 until October 1989, Mr. Yarfitz served as Chief Financial Officer of Hanover Bank of Florida. From October 1989 until December 1989, Mr. Yarfitz served as President of Hanover Bank of Florida.

Upon closing of the transactions between Mr. Polly, Sheltering Palms Foundation and Arrowhead Holdings Corporation described herein, it is anticipated that Mr. Yarfitz and Mr. Ryckman will resign as directors of the Corporation and that two individuals designated by Arrowhead Holdings Corporation will be elected to serve as two members of a four member Board of Directors of the Company for the remainder of the term of such directors or until their successors are duly elected.

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the Company's review of the copies of such forms received by the Company, the Company believes

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that, during the year ended December 31, 1998, all filing requirements applicable to its officers, directors, and greater than 10% beneficial owners were complied with, except that Form 4's covering the transfer of 635,000 shares by Mr. Polly were not timely filed.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR
THE ELECTION OF THE NOMINEES NAMED ABOVE.

                             EXECUTIVE COMPENSATION

A. DIRECTOR COMPENSATION

No arrangements currently exist with respect to payments to the Directors for their service on the Company's Board of Directors, and no fees have been paid in 1999, 1998 or 1997.

B. EXECUTIVE COMPENSATION

Harvey Polly has served as President, Chief Executive Officer and a Director of the Company since February 1995 and has not received compensation for such services.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of December 1, 1999, the following persons or entities were known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock of the Company:

                                                Amount
                        Name of                 and Nature
                        Beneficial              of Beneficial        Percent
Title of Class          Owner                   Ownership            of Class

Shares of Common        Harvey Polly            3,345,983               27%
Stock, $.01 Par
Value

The following table sets forth the ownership of shares owned directly or indirectly by the Directors and Principal Officers of the Company as of December 1, 1999:

                                                Amount
                        Name of                 and Nature
                        Beneficial              of Beneficial        Percent
Title of Class          Owner                   Ownership            of Class

Shares of Common        Harvey Polly            3,345,983(l)(2)         27%
Stock, $.01 Par         Director,                  shares
Value                   President and
                        Chief Executive
                        Officer


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Shares of Common        Morton I. Kalb          75,000                   1%
Stock, $.01 Par         Director,               shares
Value                   Vice President and
                        Chief Financial
                        Officer

Shares of Common        Leo Yarfitz            100,000                   1%
Stock, $.01 Par         Director                shares
Value

Shares of Common        All Directors        3,520,983                  29%
Stock, $.01 Par         and Officers of         shares
Value                   the Company as
                        a group (6
                        persons)

(1) During 1998, Mr. Polly transferred 500,000 shares to Sheltering Palms Foundation, a Charitable Trust of which he is President and a Director and 100,000 shares to his wife. These shares are included in the above figure. Mr. Polly also transferred 35,000 shares to unrelated parties which are not included above.

(2) Does not include the 2,650,000 Shares which will be acquired by Mr. Polly pursuant to Mr. Polly's agreement with the Company entered into on August 4, 1994 and sold to Arrowhead Holdings Corporation contemporaneously with the sale of shares by Mr. Polly and the Foundation to Arrowhead Holdings Corporation.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. Polly owns 2,745,983 shares of the Company's Common Stock and Sheltering Palms Foundation, (the "Foundation") a not for profit charitable entity controlled by Mr. Polly and his wife, owns 500,000 shares of the Company's Common Stock, a total of 3,245,983 shares (the "Polly Shares.) In 1995, Mr. Polly acquired the Polly Shares (not including 100,000 shares later transferred to his wife) pursuant to a tender offer and an agreement with the Company made on August 4, 1994, as amended. In May of 1998, Mr. Polly transferred 500,000 of such shares to the Foundation.

Under the terms of his agreement with the Company, Mr. Polly has the right to acquire an additional 2,650,000 shares of the Company's Common Stock at a purchase price of $.22 a share (the "Option Shares").

Since Mr. Polly acquired control of the Company in 1995, the Company has pursued various acquisition and business combinations, but has been unable to conclude any transactions which management considered appropriate and in the best interest of the stockholders of the Company, other than the acquisition by the Company of its 50% interest in Metro Franchising Commissary LLC.

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

Arrowhead Holdings Corporation, with which Mr. Polly has no relationship, is a diversified holding company, whose principal holding is Vesper Corporation. Vesper Corporation is itself a diversified manufacturing and distributing corporation owning business entities which produce aircraft and aerospace ducting systems, gears, lubricating systems, steel lockers, storage systems and high performance strainers. In addition, Arrowhead also owns subsidiaries involved in commercial leasing and real estate and a variety of other investments.

In order to further the interests of the stockholders of the Company, on August ___, 1999, Mr. Polly and the Foundation entered into an agreement with Arrowhead Holdings Corporation to sell the Polly Shares and the Option Shares to Arrowhead Holdings Corporation. Upon exercise of the right to the Option Shares, Mr. Polly will sell 5,370,563 shares for $1,540,276 and the Foundation will sell 500,000 shares for $142,724. Upon closing of the transaction with Arrowhead Holdings Corporation, it will own a total of 5,870,563 shares or 39% of the total of the then outstanding shares of Common Stock of the company and will be in a position to exercise substantial influence over the Company.

Arrowhead Holdings Corporation's obligation to conclude its arrangements to acquire the Polly Shares and the Option Shares is conditioned upon, among other things, approval by the stockholders of the Company to amend and restate the certificate of incorporation of the Company presented to the Meeting, approval to amend and restate the By-Laws of the Company, approval by the stockholders (other than Mr. Polly, Mrs. Polly and the Foundation) and the actual sale of the Company's 50% interest in Metro Franchising Commissary LLC to Mr. Polly, receipt of an agreement whereby Mr. Polly will agree, in consideration of the purchase of the Polly Shares, to remain as an executive officer of the Company for up to five years, confirmation that the Board of the Comany shall consist of four individuals, two of whom shall be approved by Arrowhead, completion by Arrowhead of its due diligence to its satisfaction and receipt of customary certificates and opinions.

             APPROVAL OF THE SALE OF THE COMPANY'S 50% INTEREST IN
                        METRO FRANCHISING COMMISSARY LLC

The Board of Directors of the Company unanimously recommends that the stockholders approve the proposal to sell the Company's 50% interest in Metro Franchising Commissary LLC ("Metro") to Mr. Polly. As at September 30, 1999, the Company's investment in Metro represented 64% of the Company's assets. The Company acquired its interest for $1,005,000 in cash in May 1998. The remaining 50% interest is held by Metro Franchising Bakery Inc. and Subex LLC, with which Mr. Polly has no relationship. In negotiating the agreement to acquire the Polly Shares and the Option Shares, Arrowhead Holdings Corporation made divestiture of such interest a condition as the operations of Metro do not meet Arrowhead Holdings Corporation's strategic business objectives, the nature of which have not been disclosed to the Company, although it has been indicated that it will continue to be engaged in real estate.

Metro is engaged in the business of opening Dunkin Donuts Quick Service Restaurant locations in Exxon service stations in the New York, New Jersey and Connecticut areas. It has leased property in Long Island City where Dunkin Donuts Products are baked for delivery to various locations. The retail locations are selected by Metro with Dunkin Donuts and Exxon's approval. Each retail location is renovated and equipped by Metro and operated by the station operator. All baked products are purchased from

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Metro and the station operator pays Metro a royalty fee based on sales, a portion of which is remitted to Dunkin Donuts. Metro's baking facility was fully operational on December 31, 1998. The first retail location commenced operations in December 1998 and at the present time, there are only seven retail locations of a group of sixteen locations originally anticipated.

The Metro unaudited statement of operations for the twelve months ended December 31, 1999 show a marginal profit of $7,257 and members' capital at the end of such six-month period of $912,541. The bulk of Metro's assets are represented by property and equipment and franchise and license fees. Metro management and Mr. Polly have concluded that operations of Metro will continue to be marginally profitable until six additional profitable retail locations are established and that substantial additional capital of up to $400,000 will be required to complete the desired number of retail locations.

The Company has approached three unrelated entities with a view to the sale and divestiture of its interest in Metro and has received only one indication of interest for $800,000. Mr. Polly has agreed to acquire the Metro interest for $1,000,000 in connection with the consummation of the transactions contemplated by the agreement with Arrowhead Holdings Corporation.

The Company's agreement to the consideration to be paid by Mr. Polly for the Company's interest in Metro is based upon an assessment of the financial value of its interest in Metro. To insure that the Company receives fair market value, the Company has engaged Value Management Inc. in October 1999 to evaluate the fairness, from a financial point of view, to the stockholders of the consideration to be paid by Mr. Polly. Value Management Inc. has extensive experience in undertaking valuations and fairness opinions.

In formulating an opinion on the matter, Value Management Inc., among other things, (1) reviewed and considered the current operations of Metro; (2) reviewed and considered certain financial and operating data, including financial forecasts concerning Metro and provided by the management of Metro; and (3) held discussions with the management of Metro and the Company concerning the past and present operations and financial condition and prospects of Metro.

In an opinion letter dated November 30, 1999, Value Management Inc. concluded that the consideration to be paid by Mr. Polly in respect to the sale of the Company's interest in Metro is fair, from a financial point of view, to the stockholders of the Company.

A copy of such fairness opinion setting forth the assumptions made, the matters considered, the scope and limitations of the review undertaken and the procedures followed by Value Management Inc. in rendering its opinion is attached to the proxy statement as Exhibit A.

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The Board of Directors has concluded that the transactions with Arrowhead
Holdings Corporation are in the best interests of the Company, that the price to be paid by Mr. Polly for the 50% interest in Metro is fair, that the cash to be received by the Company will be better utilized than the investment in Metro and that the interest should be sold as it is a material condition to Arrowhead Holdings Corporation going forward.

In accordance with the Delaware Corporation Law, Section 271, the sale of Company's 50% interest in Metro is required by Delaware state law or the by-laws of the Company to be submitted to a stockholder vote. Due to the related party interest and conflict, the potential impact on the Company, the advice and counsel and by resolution of the Board of Directors, the sale is submitted to the Company's stockholders for approval by a majority of the shares present and voting at the meeting (not including the Polly Shares and the shares owned by Mr. Polly's wife and Sheltering Palms Foundation) although, under Delaware law, only the affirmative vote of at least a majority of the total number of shares present and voting at the meeting would be required to adopt this proposal. If the stockholders do not approve the divestiture proposal, the agreement with Arrowhead Holdings Corporation may be terminated at Arrowhead Holdings Corporation's discretion and if so terminated would be of no further force and effect.

THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSAL TO SELL THE COMPANY'S 50% INTEREST IN METRO TO MR. POLLY IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS A VOTE FOR ITS APPROVAL.

           PROPOSAL TO AMEND AND RESTATE THE COMPANY'S CERTIFICATE OF
               INCORPORATION WHICH WILL LIMIT THE NUMBER OF SHARES
              OF COMMON STOCK OF THE COMPANY WHICH MAY BE ACQUIRED
                        BY ANY STOCKHOLDER OF THE COMPANY

The certificate of incorporation of the Company currently in effect was designed and adopted to implement the Company's operation as a real estate investment trust ("REIT"). The Company discontinued its REIT status in 1995 and the current certificate of incorporation contains provisions which have no application in light of the Company's present operations. Arrowhead Holdings Corporation and the Company believe that it is in the best interests of the stockholders of the Company to amend and restate the certificate of incorporation of the Company to remove provisions relating to the Company's REIT status which are no longer necessary and to add a provision to protect the Company's net operating loss carry forwards as described below, all as set forth in Exhibit B.

The principal change reflected in the proposed amendment and restatement to the Company's certificate of incorporation are provisions to protect the Company from a possible limitation on its net operating loss carry forwards under
Section 382 of the Internal Revenue Code. The amended and restated certificate of incorporation enables the Board of Directors of the Company to cause the Company to refuse to recognize an acquisition of the Common Stock of the Company by any person or entity, directly or indirectly, which would cause such person or entity (1) to be treated as a "5% shareholder" within the meaning of Section 382 of the Internal Revenue Code; (2) to be treated as a holder of Common Stock of the Company in an amount that could otherwise result in a limitation on the use of, or loss of, the Company's net operating loss carry forwards; or (3) to be the beneficial owner (as such term is defined in Rule 13d-3 promulgated under the Securities Act of 1934, as amended or any successor or replacement

                                      -9-



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rule) of more than 4.5% of the outstanding shares of the Common Stock of the
Company.

Arrowhead Holdings Corporation and the Company regard the Company's net operating loss carry forwards as a valuable asset of the Company and believe that it is in the best interests of the stockholders of the Company to amend and restate the certificate of incorporation in the manner set forth in Exhibit B.

THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED AMENDMENT AND RESTATEMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION IS IN THE BEST INTERESTS OF THE COMPANY, THAT EXCEPT FOR THE LIMIT ON THE NUMBER OF SHARES WHICH MAY BE ACQUIRED BY A SHAREHOLDER, WILL HAVE NO MATERIAL IMPACT ON THE RIGHTS OF SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR ITS APPROVAL.

              PROPOSAL TO AMEND AND RESTATE THE COMPANY'S BY-LAWS

The By-Laws of the Company currently in effect were designed and adopted to implement the Company's operations as a real estate investment trust ("REIT"). The Company discontinued its REIT status in 1995 and the current By-Laws contain many provisions which have no application in light of the Company's present operations. Arrowhead Holdings Corporation and the Company believe that it is in the best interests of the shareholders of the Company to amend and restate the By-Laws of the Company in the manner set forth in Exhibit C.

THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSAL TO AMEND AND RESTATE THE BY-LAWS OF THE COMPANY IS IN THE BEST INTERESTS OF THE COMPANY WILL HAVE NO MATERIAL IMPACT ON THE RIGHTS OF SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR ITS APPROVAL.

                                 OTHER MATTERS

The Board is not aware of any matter not referred to in the enclosed form of proxy that will be presented for action at the meeting. If any such matter properly comes before the meeting, the proxies in the accompanying form will be voted with respect thereto in accordance with the judgment of the person or persons voting such proxies.

The Company's Transfer Agent is to perform certain services in connection with the solicitation of the proxies, including tabulation of proxies and personal or telephone inquiries to stockholders or brokers, banks or other persons acting as custodians. For these services, the Transfer Agent will receive a fee at its customary rate and reimbursement of certain out-of-pocket expenses. Brokers, banks and other persons acting as custodians may be reimbursed for certain expenses incurred by them in obtaining instructions from beneficial owners of the Company's Common Stock. In addition to use of the mails, directors and officers of the Company may, without compensation other than their regular compensation, solicit proxies from stockholders by telephone or in person. All costs of solicitation will be borne by the Company.

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

                             STOCKHOLDER PROPOSALS

A proposal by a stockholder intended for inclusion in the Company's proxy statement for the 2000 annual meeting must be received by the Company at the address noted immediately above, to the attention of _______________, Secretary, on or before April 30, 2000, in order to be eligible for such inclusion.

                                 ANNUAL REPORT

The Company's 1998 Annual Report to Stockholders, which includes a copy of the Company's Annual Report on Form 10-K for 1998 (including the financial statements and schedules thereto), as filed with the Securities and Exchange Commission ("1998 Annual Report") is being delivered concurrently with this Proxy Statement. Stockholders are urged to review carefully the financial information contained in the 1998 Annual Report.

Please sign the proxy and return it promptly in the enclosed envelope to which no postage need be affixed if mailed within the United States.

New York,       New York
_____________, 2000.

Value
Management
Inc.                                           The Business Valuation Specialist
================================================================================

December 3, 1999

B.H.I.T., Inc.
c/o: William L. Weiss
110 East 59th St.
New York, NY 10022


Re: Fairness of Sale of B.H.I.T.'s Interest in Metro Franchising Commissary, LLC
--------------------------------------------------------------------------------

Dear Mr. Weiss:

Please find enclosed a copy of our fairness opinion on the proposed sale of B.H.I.T., Inc.'s fifty percent interest in Metro Franchising Commissary, LLC to Mr. Harvey Polly. Also enclosed is our invoice for the same.

Feel free to call with any questions.

Respectfully submitted,

Value Management Inc.

/s/ ANDREW WILUSZ
-----------------

Andrew Wilusz
Financial Analyst

AW/tt
enclosures

cc:Kevin Scott, Esq.

       113 Fox Hill Dr. o Newtown, PA o 18940-3648 o 2009 Chestnut St. o Philadelphia, PA o 19103-3307 Tel (215) 598-9310 o Fax (215) 598-0589

                                                                       EXHIBIT A

Value
Management
Inc.                                           The Business Valuation Specialist
================================================================================

November 30, 1999

B.H.I.T., Inc.
c/o: William L. Weiss
110 East 59th St.
New York, NY 10022


Re: Fairness of Sale of B.H.I.T.'s Interest in Metro Franchising Commissary, LLC
--------------------------------------------------------------------------------

Dear Mr. Weiss:

As you requested, we have prepared an opinion on the proposed sale of B.H.I.T., Inc.'s (referred to herein as "BHIT") fifty percent (50%) interest in Metro Franchising Commissary, LLC (referred to herein as "Metro or the "Company") to Mr. Harvey Polly. The purpose of this opinion is to establish the fairness to BHIT's stockholders, from a financial point of view, of the proposed sale to Mr. Polly. Mr. Polly has agreed to acquire BHIT's fifty percent (50%) interest in Metro for one million dollars ($1,000,000). This letter will present the factors considered and approaches utilized in making this determination. The findings of this valuation are subject to certain limiting conditions (Exhibit 1).

DEFINITION OF FAIR MARKET VALUE
-------------------------------

In rendering this opinion, we considered the fair market value of Metro. The definition of "fair market value" employed in this appraisal is the price at which an interest in Metro would change hands between a willing buyer and willing seller, when the former is not under any compulsion to buy and the latter is not under any compulsion to sell, both parties having reasonable knowledge of relevant facts.

OPINION
-------

In the course of preparing this opinion, we spoke with Stuart Cohen, one of the managers of Metro, about the history and evolution of Metro, its operations, financial performance, competition, markets and marketing efforts, and its outlook for the future. We visited one of the Company's retail franchises (located at 1550 Bedford Ave., Brooklyn, NY) and

         113 Fox Hill Dr. o Newtown, PA 18940-3648 o 2009 Chestnut St. Philadelphia, PA o 19103-3307 o Tel (215) 598-9310 o Fax (215) 598-0589
contacted each of the other locations. We have been supplied with copies of:

o Compiled financial statements for Metro Franchising Commissary, LLC for the six months ended June 30, 1999 and for the nine months ended September 30, 1999, as prepared by the certified public accounting firm of Nemiroff, Cosmas & Company, LLP;


o A copy of an Operating Agreement for Metro Franchising Commissary, LLC dated May 28, 1998 by and among Metro Franchising Bakery, LLC, Subex, LLC and B.H.I.T., Inc.

o A listing by address of Metro's current seven retail locations, its baking center and the addresses of three potential sites for new retail locations.


o Copies of several written correspondences involving Harvey Polly, President of BHIT, including: a letter dated 2/22/99 to Don Kleila of FKB Donuts asking if Mr. Kleila was interested in purchasing BHIT's stock in Metro; a letter dated 2/22/99 to Paul Waltzer and Stuart Cohen asking if they were interested in purchasing BHIT's stock in Metro; a letter dated 5/25/99 to Paul Waltzer and Stuart Cohen asking them to provide an explanation for the shortfall in capital and for the longer-than-planned development period of Metro; a letter dated 6/2/99 from Paul Waltzer and Stuart Cohen to Mr. Polly in response to his letter to them dated 5/25/99; a letter dated 6/8/99 from Mr. Polly to William Colianni of Holding Capital Corp. asking if he would have an interest in buying the Metro stock from Mr. Polly if Mr. Polly sold his BHIT stock; and, a letter to Mr. Polly from James W. Donaghy, President of Subex, LLC, stating that Subex would have an interest in purchasing BHIT's stock in Metro at book value.

Additionally, the Company furnished other data we considered relevant in the preparation of this appraisal. We have relied upon the accuracy and the completeness of the material furnished to us and have not independently verified the information contained in such material.

In establishing the opinion determined herein, we have taken into consideration IRS Revenue Ruling 59-60, which establishes guidelines for appraising stock of a closely-held company. This revenue ruling states that no general formula is applicable to the many different valuation situations. Various factors, both endogenous and exogenous to the Company, must be considered. Such factors are to include:

o An understanding of the business and its evolution over time. Knowledge of the Company's development may shed insight as to its future performance.

o    Degree and level of competition.


                                                                             VMI
                                                                             ===
                                      A-2

o    Book value.

o    The financial condition of the business.

o    The earnings and cash flow capacity of the Company.


o    Transactions in the stock of the Company.

o    The condition and outlook of the economy in the Company's market area.

o    The condition and outlook of the industry to which the Company belongs.

o The attitude of investors toward companies which are comparative to the subject Company.


The valuation methods considered in rendering our opinion include: the net asset value of Metro, the present value of the Company's expected cash flows, and an examination of the private transaction market for sales of similar companies.

Based on all factors, it is our opinion that $1,000,000 for BHIT's fifty percent interest in Metro is not less than current fair market value. Stated otherwise, we believe that a purchase price of $1,000,000 for BHIT's fifty percent interest in Metro Franchising Commissary, LLC is fair to BHIT stockholders.


Respectfully submitted,

Value Management Inc.

/s/ Andrew Wilusz                               /s/ Edward A. Wilusz
------------------------                        ----------------------------
Andrew Wilusz                                   Edward A. Wilusz, ASIA, CFA
Financial Analyst                               President


                                                                             VMI
                                                                             ===

                                                                       EXHIBIT B

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                                 B.H.I.T., INC.

        The Certificate of Incorporation of B.H.I.T., Inc. is hereby amended and restated in its entirety, in compliance with the requirements of the Delaware General Corporation Law, to read as follows:

        1. The name of the corporation (hereinafter referred to as the "Corporation") shall continue to be B.H.I.T., Inc.

        2. The address of the registered office of the Corporation in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801. The name of its registered agent at such address shall be The Corporation Trust Company.

        3. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

        4. The total number of shares of stock which the Corporation shall have authority to issue is 20,000,000. All such shares are to be Common Stock, par value of $0.01 per share and are to be of one class.

        5. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter and repeal the by-laws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any by-laws whether adopted by them or otherwise.

        6. A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, expect to the extent such exemption from liability or limitation thereof is not permitted under the Delaware General Corporation Law as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

        7. (a) Each holder of shares of any class of stock of the Corporation shall upon demand disclose to the Board of Directors in writing such information with respect to direct and indirect ownership of such shares as the Board of Directors deems necessary to enforce the provisions of this Section 7.

           (b) Whenever it is deemed by the Board of Directors to be reasonably necessary to protect the Corporation from a possible limitation on its net operating loss carry forwards or built in losses (collectively, "NOLS") under
Section 382 of the Internal Revenue Code of 1986, as amended (the "Code"), any regulation thereunder or any replacement or similar provision of any federal or state tax law or regulation, the Board of Directors may require a statement or affidavit from each proposed transferee of shares of any class of stock of the Corporation setting forth the number of shares of all classes of stock of the Corporation already owned, or treated as owned under Section 382 of the Code, by such proposed transferee in a form specified by the Board of Directors, and, in connection therewith, if the proposed transfer may result in a limitation on the use of, or a loss of, any NOLs, the Board of Directors shall have the right, but not the duty, to cause the Corporation to refuse to transfer such shares to the proposed transferee. All contracts for the sale or other transfer of shares shall be subject to the provisions of this Section 7. For purposes of this
Section 7, the term "shares" includes any option, contingent purchase right, warrant, convertible debt instrument, put, contract or similar interest or instrument with respect to shares.

           (c) Notwithstanding any other provision of this Amended and Restated Certificate of Incorporation to the contrary, and subject to the provisions of subsection 7(d), there shall be a limit on the number of shares of capital stock of the Corporation owned by any shareholder of the Corporation as set forth in the following sentence, such limitation herein referred to as the "Limit." No person or entity shall at any time directly or indirectly acquire any shares of any class of stock of the Corporation which could cause such person or entity
(1) to be treated as a "5-percent shareholder" within the meaning of Section 382 of the Code, (2) to be treated as a holder of capital stock of the Corporation in an amount that could otherwise result in a limitation on the use of, or loss of, the Corporation's NOLs, or (3) to be the beneficial owner (as such term is defined in Rule l3d-3 promulgated under the Securities Exchange Act of 1934, as amended or any successor or replacement rule) of more than 4.5% of the outstanding shares of capital stock of the Corporation. Shares of any class of stock of the Corporation which are proposed to be acquired by a person in excess of the Limit at any time shall be deemed "Excess Shares."

               (i) Any contract for the sale or other transfer of shares of any class of stock of the Corporation which would, if consummated, result in a transferee owning Excess Shares, and any transfer of shares of any class of stock of the Corporation which would result in a transferee owning Excess Shares shall, as to the Excess Shares, be null and void and be deemed an acquisition by such transferee of such Excess Shares for the account of the Corporation. All Excess Shares held by such transferee for the account of the Corporation shall cease to be outstanding and shall cease to be entitled to dividends, voting rights and other benefits with respect to such Excess Shares, excepting only the holder's right to payment from the Corporation of the price determined and payable as set forth below.

               (ii) Upon receipt of notice of the existence of Excess Shares, the Corporation, at the direction of the Board of Directors, by notice to the holder thereof, may demand that the holder deliver the Excess Shares to the Corporation. Upon issuance of such demand, the Excess Shares shall be deemed cancelled and the holder shall be entitled to receive from the Corporation a price determined and payable as hereinafter set forth. Subject to the limitation on payment set forth below, the price of each Excess Share called for delivery shall be the average daily per share closing sales price if the class of stock of the Corporation comprising the Excess Share is listed on a national securities exchange, or on the National Association of Securities Dealers Inc. Automated Quotation system or any similar or successor system and if such class of stock is not so listed, shall be the mean between the average published per share closing bid and asked prices, in each case during the thirty day calendar period ending on the business day prior to receipt by the holder of the notice for delivery, or if there have been no sales on a national securities exchange or such system and no published bid and asked quotations with respect to such class of stock of the Corporation during such thirty-day calendar period, the price shall be the price determined by the Board of Directors in good faith.

               (iii) Unless the Board of Directors shall determine that it is in the interest of the Corporation to make earlier payment of all of the amount determined as the price per share in accordance with subsection 7(c)(ii), the price shall be payable only upon the liquidation of the Corporation and shall not exceed an amount which is the sum of the per share distributions designated as liquidation distributions and return of capital distributions declared with respect to other shares of the Corporation of the same class or series, and no interest shall accrue with respect to the period subsequent to the issuance by the Corporation of the demand to the date of such payment.

           (d) The Board of Directors in their discretion may exempt from the Limit (i) ownership of certain designated shares while owned by a person or entity who has provided the Board of Directors with evidence and assurance acceptable to the Board of Directors that no NOLs of the Corporation would be lost or limited thereby, or (ii) any other ownership if the Board of Directors determine that such exception is in the best interests of the Corporation.

           (e) Nothing contained in its Amended and Restated Certificates of Incorporation, or in this Section shall limit the authority of the Board of Directors to take such other action as they deem necessary or advisable to protect the value of the NOLs to the Corporation.

           (f) if any provision of this Section or any application of any such provision is determined to be invalid by an federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court. To the extent this Section may be inconsistent with any other provision, this Section shall be controlling.

        8. The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law.

        IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed this ________________________day of ______________________________,
____________________.



                                        B.H.I.T., INC.

                                        By: _______________________________
                                            Name:
                                            Title:

                                                                       EXHIBIT C


                              AMENDED AND RESTATED

                                    BY-LAWS

                                       OF

                                 B.H.I.T., INC.
                        EFFECTIVE _____________ __, ____


                              ARTICLE I - OFFICES
                              -------------------

        Section 1.1 Registered Office. The registered office of the Corporation shall be as stated in the Certificate of Incorporation or at such other location within the State of Delaware to which the registered office shall be changed by action of the Board of Directors.

        Section 1.2 Other Offices. The Corporation may also have offices at such other places, within or without the State of Delaware, as the Board of Directors may, from time to time, determine or the business of the Corporation may require.

                       ARTICLE II - SHAREHOLDERS' MEETINGS
                       -----------------------------------

        Section 2.1 Place of Shareholders' Meetings. Meetings of shareholders shall be held at such places within or without the State of Delaware as may be fixed from time to time by the Board of Directors.

        Section 2.2 Annual Meeting. A meeting of the shareholders of the Corporation shall be held, on such date and at such time as the Board of Directors may determine, or as stated in the notice of the meeting.

        Section 2.3 Special Meetings. Special meetings of the shareholders may be called at any time:

                (a) By the Chairman of the Board or the President of the
                    Corporation; or

                (b) By a majority of the Board of Directors; or

                (c) By shareholders entitled to cast at least 20% of the vote that all shareholders are entitled to cast at the meeting.


        Upon the written request of any person or persons entitled to call a special meeting, which request shall set forth the purpose for which the meeting is desired, it shall be the duty of the Secretary to fix the date of such meeting to be held at such time, not less than five nor more than sixty days after the receipt of such request, as the Secretary may determine, and to give due notice thereof. If the Secretary shall neglect or refuse to fix the date of such meeting and to give notice thereof within five days after receipt of such request, the person or persons calling the meeting may do so.

        Section 2.4 Notices of Shareholders' Meetings. Written notice stating the date, place and hour and, if required by law or these By-laws, the purpose, of any meeting of the shareholders, shall be given to each shareholder of record entitled to vote at the meeting at least five days prior to the day named for the meeting, unless otherwise required by law. When a meeting is adjourned, it shall not be necessary to give any notice of the adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which such adjournment is taken.

        Section 2.5 Quorum of and Action by Shareholders. Shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on the particular matter shall constitute a quorum for the purpose of considering such matter, and, unless otherwise specifically provided by law, the acts, at a duly organized meeting, of the shareholders present, in person or by proxy, entitled to cast at least a majority of the votes which all shareholders present are entitled to cast, shall be the acts of the shareholders. The shareholders present at a duly organized meeting can continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. If a meeting cannot be organized because a quorum has not attended, those present may, except as otherwise provided by law, adjourn the meeting to such time and place as they may determine, but in the case of any meeting called for the election of Directors, those shareholders who attend any such adjourned meeting, although less than a quorum as fixed in this Section shall nevertheless constitute a quorum for the purpose of electing Directors.

        Section 2.6 Voting. At least five days before any meeting of shareholders, the officer or agent having charge of the transfer books of the Corporation shall make a complete list of the shareholders entitled to vote at such meeting, arranged in alphabetical order with the address of and the number of shares held by each, which list shall be kept on file at the registered office of the Corporation and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting.

        At all shareholders' meetings, shareholders entitled to vote may attend and vote either in person or by proxy. All proxies shall be in writing, executed by the shareholder or by a duly authorized attorney in fact, and shall be filed with the Secretary of the Corporation. A proxy, unless coupled with an interest, shall be revocable at will, notwithstanding any other agreement or any provision in the proxy to the contrary, but the revocation of a proxy shall not be effective until the notice thereof has been given to the Secretary of the Corporation. No unrevoked proxy shall be valid after eleven months from the date of execution, unless a longer time is expressly provided therein; but in no event shall a proxy, unless coupled with an interest, be voted on after three years from the date of its execution.

        Except as otherwise specifically provided by law, all matters coming before the meeting shall be determined by a vote of shares. Such vote shall be taken by voice unless a shareholder demands before the election begins that it be taken by ballot, in which event the vote shall be taken by written ballot, and the Judge or Judges of Election or, if none, the Secretary of the Meeting shall tabulate and certify the results of such vote.


                        ARTICLE III - BOARD OF DIRECTORS
                        --------------------------------

Section 3.1 Number, Election and Term. Except as otherwise provided in the Certificate of Incorporation, the number of directors which shall constitute the whole Board of Directors shall be not less than three (3) nor more than nine
(9), as may be determined from time to time by resolution of the Board of Directors. The directors shall be elected at the annual meeting of shareholders, except as provided in Section 3.11. Each Director shall hold office for a term of one year or until the election and qualification of his successor. At each Annual Meeting of Shareholders, the Shareholders shall elect successors to the Directors, unless the number of Directors is then being reduced. Directors may be re-elected without limit as to the number of times. A Director shall be an individual at least 21 years of age who is not under legal disability. Unless otherwise required by law or by action of the Directors, no Director shall be required to give bond, surety or security in any jurisdiction for the performance of any duties or obligations hereunder. The Directors in their capacity as Directors shall not be required to devote their entire time or any specified portion of their time to the business and affairs of the Corporation. Directors need not be residents of the State of Delaware or shareholders of the Corporation.

        Section 3.2 Place of Meeting. Meetings of the Board of Directors may be held at such place within the State of Delaware or elsewhere as a majority of the Directors may from time to time appoint or as may be designated in the notice calling the meeting.

        Section 3.3 Regular Meetings. A regular meeting of the Board of Directors shall be held annually, immediately following the annual meeting of shareholders, at the place where such meeting of the shareholders is held or at such other place, date and hour as a majority of the newly elected Directors may designate. At such meeting, the Board of Directors shall elect officers of the Corporation. In addition to such regular meeting, the Board of Directors shall have the power to fix by resolution the place, date and hour of other regular meetings of the Board.

        Section 3.4 Special Meetings. Special meetings of the Board of Directors shall be held whenever ordered by the Chairman of the Board, President, or by a majority of the Directors in office.

        Section 3.5 Participation in Meetings by Conference Telephone. Any Director may participate in any meeting of the Board of Directors or of any committee (provided such Director is otherwise entitled to participate), be counted for the purpose of determining a quorum thereof and exercise all rights and privileges to which a Director might be entitled were the Director personally in attendance, including the right to vote, by means of conference telephone or other similar communications equipment by means of which all persons participating in the meeting can hear each other.

        Section 3.6 Notices of Meeting of Board of Directors.

                (a) Regular Meetings. No notice shall be required to be given of any regular meeting, unless the same is held at other than the time or place for holding such meetings as fixed in accordance with Section 3.3 of these By-laws, in which event one day's notice shall be given of the time and place of such meeting.

                (b) Special Meetings. Written notice stating the date, place and hour of any special meeting of the Board of Directors shall be given at least one day prior to the date named for the meeting.

        Section 3.7 Quorum. A majority of the Directors in office shall be necessary to constitute a quorum for the transaction of business, and the acts of a majority of the Directors present at a meeting at which a quorum is present shall be considered the acts of the Board of

Directors. If there is no quorum present at a duly convened meeting of the Board of Directors, the majority of those present may adjourn the meeting from time to time and place to place.

        Section 3.8 Informal Action by the Board of Directors. Any action which may be taken at a meeting of the Directors may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed by all of the Directors and shall be filed with the Secretary of the Corporation. Insertion in the minute book of the Corporation shall be deemed filing with the Secretary regardless of whether the Secretary or some other authorized person has actual possession of the minute book. Written consents by all of the Directors executed pursuant to this Section 3.8 may be executed in any number of counterparts and shall be deemed effective as of the date set forth therein.

        Section 3.9 Powers. The business and affairs of the Corporation shall be managed by its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Certificate of Incorporation or by these By-laws directed or required to be exercised or done by the shareholders.

        Section 3.10 Removal of Directors by Shareholders. The entire Board of Directors or any individual Director may be removed from office without assigning any cause by the vote of shareholders entitled to cast at least a majority of the votes which all shareholders would be entitled to cast at any annual election of Directors or such class of Directors. In case the Board of Directors or such class of the Board of Directors or any one or more Directors is so removed, new Directors may be elected at the same time.

        Section 3.11 Vacancies. Vacancies in the Board of Directors, including vacancies resulting from an increase in the number of Directors, maybe filled by a majority of the remaining members of the Board of Directors though less than a quorum, and each person so elected shall be a Director until his successor is duly elected by the shareholders, who may make such election at the next annual meeting of the shareholders or at any special meeting duly called for that purpose and held prior thereto, or until his earlier resignation or removal.


                             ARTICLE IV - OFFICERS
                             ---------------------

        Section 4.1 Election and Office. The Corporation shall have a Chairman of the Board, President, a Secretary and a Treasurer who shall be elected by the Board of Directors. The Board of Directors may elect as additional officers one or more Executive Vice Presidents, and one or more other officers or assistant officers. Any number of offices may be held by the same person.

        Section 4.2 Term. The officers and assistant officers shall each serve at the pleasure of the Board of Directors and until the annual meeting of the Board of Directors following the next annual meeting of shareholders unless removed from office by the Board of Directors during their respective tenures.

        Section 4.3 The Chairman of the Board: Powers and Duties. The Chairman of the Board shall be the Chief Executive Officer of the Corporation. The Chairman shall preside at all meetings of the Board of Directors and all meetings of the shareholders at which the Chairman is present. The Chairman of the Board shall exercise general supervision of the President and shall have responsibility for directing and coordinating the long-range planning and policy-making aspects of the management of the Corporation, including the development and review of long-term strategic financial, marketing, production and organizational plans, consistent with the aims and policies of the Board of Directors generally. The Chairman of the Board, subject to the general authority of the Board of Directors, shall direct other officers, employees and agents of the Corporation in developing, implementing and carrying out such plans and policies. In addition, the Chairman of the Board shall be an ex officio member of any committees and may execute on behalf of the Corporation all documents and instruments which may be executed by the President.

        Unless otherwise determined by the Board of Directors, the Chairman of the Board shall have full power and authority on behalf of the Corporation to attend and to act and to vote at any meeting of the shareholders of any corporation in which the Corporation may hold stock, and, at any such meeting, shall possess and may exercise any and all the rights and powers incident to the ownership of such stock and which, as the owner thereof, the Corporation might have possessed and exercised.

        Section 4.4 The President: Powers and Duties. The President, subject to the control of the Board of Directors and the Chairman of the Board, shall be the principal operating officer of the Corporation and shall have the duties of active control and supervision of the regular day-to-day operations of the Corporation. The President shall see that all the orders and resolutions of the Board of Directors are carried into effect subject, however, to the right of the directors to delegate any specific powers to any other officer or officers of the Corporation. The President shall sign certificates of stock with the Secretary or Assistant Secretary, and shall sign and execute, on behalf of the Corporation, all deeds, mortgages, bonds, contracts and other instruments. The President shall make reports of the Corporation's business to the Board of Directors at such times as the Board shall require. In the absence of the Chairman, the President shall preside at all meetings of the Board of Directors at which the President is present.

        Section 4.5 Powers and Duties of the Secretary. Unless otherwise determined by the Board of Directors, the Secretary shall be responsible for the keeping of the minutes of all meetings of the Board of Directors, shareholders and all committees, in books provided for that purpose, and for the giving and serving of all notices for the Corporation. The Secretary shall have charge of the corporate seal, the certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors may direct. The Secretary shall perform all other duties ordinarily incident to the office of Secretary and shall have such other powers and perform such other duties as may be assigned by the Board of Directors.

        Section 4.6 Powers and Duties of the Treasurer. Unless otherwise determined by the Board of Directors, the Treasurer shall have charge of all the funds and securities of the Corporation which may come into his hands. When necessary or proper, unless otherwise determined by the Board of Directors, the Treasurer shall endorse for collection on behalf of the Corporation checks, notes, and other obligations, and shall deposit the same to the credit of the Corporation in such banks or depositories as the Board of Directors may designate and shall sign all receipts and vouchers for payments made to the Corporation. The Treasurer shall supervise and oversee the signing of all checks made by the Corporation, which checks shall be signed consistent with the manner the Board of Directors shall direct. The Treasurer shall be responsible for the regular entry in books of the Corporation to be kept for such purpose, full and accurate account of all funds and securities received and paid on account of the Corporation. Whenever required by the Board of Directors, the Treasurer shall render a statement of the financial condition of the Corporation. The Treasurer shall have such other powers and shall perform such other duties as may be assigned from time to time by the Board of Directors. The Treasurer shall give such bond, if any, for the faithful performance of duties as shall be required by the Board of Directors and any such bond shall remain in the custody of the President.

        Section 4.7 Powers and Duties of Vice Presidents and Assistant Officers. Unless otherwise determined by the Board of Directors, each Vice President and each assistant officer shall have the powers and perform the duties of his respective superior officer. Vice Presidents and assistant officers shall have such rank and perform such duties as may be designated by the Board of Directors, the Chairman or the President.

        Section 4.8 Vacancies. The Board of Directors shall have the power to fill any vacancies in any office occurring from whatever reason.

                      ARTICLE V - Committees of Directors
                      -----------------------------------

        Section 5.1 Committees. The Board of Directors may, by resolution passed by a majority of the Directors, designate one or more special or standing committees, including an Audit Committee. Each such committee shall consist of one or more of the Directors of the Corporation. Each such committee shall have and may exercise such of the powers of the Board of Directors in the management of the business and affairs of the Corporation as may be provided in such resolution, except as may be prohibited by law.

                           ARTICLE VI - CAPITAL STOCK
                           --------------------------

        Section 6.1 Share Certificates. Certificates for shares of the Corporation shall be in such form as approved by the Board of Directors. Every share certificate shall be signed by the Chairman of the Board or the President and by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary and sealed with the corporate seal, which may be a facsimile, engraved or printed, but where such certificate is signed by a transfer agent or a registrar, the signature of any corporate officer upon such certificate may be a facsimile, engraved or printed. The share register or transfer books and blank short certificates shall be kept by the Secretary or by any transfer agent or registrar designated by the Board of Directors for that purpose.

        Section 6.2 Transfer of Shares. Except as otherwise provided in the Certificate of Incorporation, transfer of shares shall be made on the books of the Corporation only upon surrender of the share certificate, duly endorsed or with duly executed stock powers attached and otherwise in proper form for transfer, which certificate shall be cancelled at the time of the transfer.


        Section 6.3 Determination of Shareholders of Record and Closing Transfer Books. The Board of Directors may fix a time, not more than fifty days prior to the date of any meeting of shareholders, or the date fixed for the payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of shares will be made or go into effect, as a record date for the determination of the shareholders entitled to notice of or to vote at any such meeting, or entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect to any such change, conversion or exchange of shares or otherwise. In such case, only such shareholders as shall be shareholders of record on the date so fixed shall be entitled to notice of or to vote at such meeting, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after any record date fixed as aforesaid. The Board of Directors may close the books of the Corporation against transfers of shares during the whole or any part of such period, and, in such case, written or printed notice thereof shall be mailed at least ten (10) days before the closing thereof to each shareholder of record at the address appearing on the records of the Corporation or supplied by the shareholder to the corporation for the purpose of notice. While the stock transfer books of the Corporation are closed, no transfer of shares shall be made thereon. Unless a record date is fixed by the Board of Directors for the determination of shareholders entitled to receive notice of, or vote at, a shareholders' meeting, transferees of shares which are transferred on the books of the Corporation within ten days next preceding the date of such meeting shall not be entitled to notice of or to vote at such meeting. The Corporation may treat the registered owner of each share of stock as the person exclusively entitled to vote, to receive notifications and otherwise to exercise all the rights and powers of the owner thereof.

        Secion 6.4 Lost Share Certificates. Unless waived in whole or in part by the Board of Directors, any person requesting the issuance of a new certificate in lieu of an alleged lost, destroyed, mislaid or wrongfully taken certificate shall (1) give to the Corporation bond of indemnity with an acceptable surety; and (2) satisfy such other reasonable requirements as may be imposed by the Corporation. Thereupon, a new share certificate shall be issued to the registered owner or his assigns in lieu of the alleged lost, destroyed, mislaid or wrongfully taken certificate, provided that the request therefor and issuance thereof have been made before the Corporation has notice that such shares have been acquired by a bona fide purchaser.

                  ARTICLE VII - NOTICES; COMPUTING TIME PERIODS
                  ---------------------------------------------

        Section 7.1 Contents of Notice. Whenever any notice of a meeting is required to be given pursuant to these By-laws or the Articles of Incorporation or otherwise, the notice shall specify the place, day and hour of the meeting and, in the case of a special meeting of shareholders or where otherwise required by law, the general nature of the business to be transacted at such meeting.

        Section 7.2 Method of Notice. All notices shall be given to each person entitled thereto, either personally or by sending a copy thereof through the mail or by telegraph, charges prepaid, to such person's address appearing on the books of the Corporation, or supplied by such person to the Corporation for the purpose of notice. If notice is sent by mail or telegraph, it shall be deemed to have been given to the person entitled thereto when deposited in the United States Mail or with the telegraph office for transmission.

        Section 7.3 Computing Time Periods. In computing the number of days for purposes of these By-laws, all days shall be counted, including Saturdays, Sundays or holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or holiday, then the final day shall be deemed to be the next day which is not a Saturday, Sunday or holiday. In computing the number of days for the purpose of giving notice of any meeting, the date upon which the notice is given shall be counted but the day set for the meeting shall not be counted.

Notice given twenty-four hours before the time set for a meeting shall be deemed one day's notice.

              ARTICLE VIII - LIMITATION OF DIRECTORS LIABILITY AND
               ---------------------------------------------------

            INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHER PERSONS
            --------------------------------------------------------


        Section 8.1 Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding (hereinafter, a "proceeding"), whether civil, criminal, administrative or investigative, including, without limitation, an action or suit by or in the right of the Corporation, by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a Director or Officer of the Corporation or is or was serving at the request of the Corporation as a Director or Officer of another Corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as Director or Officer or in any other capacity, shall be indemnified and held harmless by the Corporation to the fullest extent and manner authorized or permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, penalties, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a Director or Officer and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in Section 5 hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Article shall be a contract right and each person to whom this right to indemnification applies shall be a third party beneficiary of such right and shall be entitled to enforce against the Corporation all indemnification and other rights granted to such person by this Article. Such right shall include the right to be paid by the Corporation the expenses (including attorneys' fees) incurred in any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a Director or Officer in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such Director or Officer, to repay all amounts so advanced if it shall ultimately be determined that such Director or Officer is not entitled to be indemnified under this Article or otherwise. Such expenses (including attorneys' fees) incurred by former Directors and Officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate. The Corporation may, by action of its Board of Directors, provide indemnification to employees, agents or fiduciaries of the Corporation or to any person who is or was serving at the request of the Corporation as an employee, agent or fiduciary of another Corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to any employee benefit plan, with the same or lesser scope and effect as set forth herein and in the other sections of this Article. If and to the extent that the Delaware General Corporation Law requires that indemnification be provided in a given instance only if the person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful, then termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal proceeding, that he or she had reasonable cause to believe that his or her conduct was unlawful. If the Delaware General Corporation Law so requires, then any person who is otherwise entitled to indemnification hereunder with respect to any threatened, pending or completed proceeding by or in the right of the Corporation shall be indemnified in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation only if and only to the extent that the Court of Chancery or the court in which such proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

        Section 8.2 Determination of Right to Indemnification. Indemnification under Section 1 above shall be made by the Corporation only as authorized in the specific case upon a determination, reasonably and promptly made, that indemnification of a present or former Director or Officer is proper in the circumstances because the person has met the applicable standard of conduct for indemnification under this Article and under applicable law. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, only (i) by the Board of Directors by a majority vote of Directors who were not parties to such proceeding ("Disinterested Directors"), even though less than a quorum, or (ii) by a Committee of the Disinterested Directors designated by majority vote of the Disinterested Directors, even though less than a quorum, or (iii) if there are no the Disinterested Directors, or if the Disinterested Directors so direct, by independent legal counsel in a written opinion or (iv) by the Stockholders.

        Section 8.3 Expenses in Successful Defense. Notwithstanding any other provisions of this Article, to the extent that a present or former Director or Officer of the Corporation has been successful on the merits or otherwise in defense of any proceeding referred to in Section 1 above or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

        Section 8.4 Request for Indemnification. To request indemnification, the person seeking indemnification shall submit to the Secretary of the Corporation a written claim or request. Such written claim or request shall contain sufficient information to reasonably inform the Corporation about the nature and extent of the indemnification or advance sought. The Secretary of the Corporation shall promptly advise the Board of Directors of such request.

        Section 8.5 Right of Claimant to Bring Suit. If a claim under Section 1 of this Article is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, a Committee thereof, independent legal counsel, or its Stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, a Committee thereof, independent legal counsel, or its Stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

        Section 8.6 Non-Exclusivity of Rights. The rights to indemnification and the payment of expenses incurred in a proceeding in advance of its final disposition conferred in this Article shall not be exclusive of any right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, By-Law, agreement, vote of Stockholders or Disinterested Directors, or otherwise.

        Section 8.7 Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any Director, Officer, employee, agent or fiduciary of the Corporation or of another Corporation, or of a partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

        Section 8.8 Interpretation. For purposes of this Article:

        (a) References to the "Corporation," in this Article VII shall, upon written resolution of the Corporations Board of Directors, include, in addition to the Corporation, any constituent Corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had the power and authority to indemnify its Directors or Officers, so that any person who is or was a Director or Officer of such constituent Corporation, or is or was serving at the request of such constituent Corporation as a Director or Officer of another Corporation, shall for purposes of this Article be deemed to hold the same position in the Corporation as he or she held in such constituent Corporation.

        (b) A person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article.

        Section 8.9 Amendment or Repeal. This Article VII may hereafter be amended or repealed; provided, however, that no amendment or repeal shall reduce, terminate or otherwise adversely affect the right of a person who is or was a Director or Officer to obtain indemnification or advancement of expenses with respect to a proceeding that pertains to or arises out of actions or omissions that occur prior to the effective date of such amendment or repeal, which date cannot be retroactive.

                            ARTICLE IX - FISCAL YEAR
                            ------------------------

        The fiscal year of the Corporation shall end December 31 each year.


                             ARTICLE X - AMENDMENTS
                             ----------------------

        The shareholders entitled to vote thereon shall have the power to alter, amend, or repeal these By-laws, by the vote of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast thereon, at any regular or special meeting, duly convened after notice to the shareholders of such purpose. The Board of Directors, by a majority vote of those voting, shall have the power to alter, amend, and repeal these By-laws, at any regular or special meeting duly convened after notice of such purpose, subject always to the power of the shareholders to further alter, amend or repeal these By-laws.

                     ARTICLE XI - INTERPRETATION OF BY-LAWS
                     --------------------------------------

        All words, terms and provisions of these By-laws shall be interpreted and defined by and in accordance with the Delaware General Corporation Law, as amended, and as amended from time to time hereafter.

                                     PROXY

             B.H.I.T. INC. (Formerly Banyan Hotel Investment Fund)

              PROXY FOR SPECIAL MEETING IN LIEU OF ANNUAL MEETING
                        OF SHAREHOLDERS OF B.H.I.T. INC.
                                February 29, 2000

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Harvey Polly and Morton I. Kalb and each or any one of them (with powers of substitution), proxies for the undersigned to vote all shares of common Stock held of record on January 24, 2000 of B.H.I.T.
Inc. (the "Corporation") which the undersigned would be entitled to vote if personally present at the Special Meeting in Lieu of Annual Meeting of Shareholders (the "Meeting") to be held in New York, New York on February 29, 2000, and any adjournment thereof, upon the matters set forth in the Notice of and Proxy Statement for said Meeting, copies of which have been received by the undersigned, and in their discretion, upon all other matters which may properly come before said meeting. Without otherwise limiting the generality of the foregoing, said proxies are directed to vote as follows:

Please mark your votes            FOR            AGAINST             ABSTAIN
as in this example                [ ]              [ ]                 [ ]

1. Election of Directors

   For, except vote withheld from the following nominee(s):
________________________________

   Nominees: Harvey Polly, Morton I. Kalb, Leo Yarfitz, Willis G. Ryckman.

2. Adoption of amended            FOR            AGAINST             ABSTAIN
   and restated                   [ ]              [ ]                 [ ]
   Certificate of
   Incorporation

3. Adoption of Amended            FOR            AGAINST             ABSTAIN
   and Restated By-Laws           [ ]              [ ]                 [ ]

4. Approve the sale of the        FOR            AGAINST             ABSTAIN
   Corporation's 50%              [ ]              [ ]                 [ ]
   ownership in Metro
   Franchising, LLC to
   Harvey Polly

5. In their discretion to         FOR            AGAINST             ABSTAIN
   act upon such other            [ ]              [ ]                 [ ]
   matters as may properly
   come before the Meeting
   or any adjournment thereof

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no specification is made, this proxy will be voted for the nominees listed for Directors and in favor of the above proposals.

Your proxy is important to assure a quorum at the Meeting whether or not you plan to attend the Meeting in person. You may revoke this proxy at any time, and the giving of it will not affect your right to attend the Meeting and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE(S)______________________  DATE _________________


NOTE: Please sign exactly as name appears. When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in the partnership name by authorized person.

                                      -2-